QUARTERLY INVESTOR UPDATE FOURTH QUARTER & FISCAL YEAR END 2021

FORWARD LOOKING STATEMENTS 2 This investor update contains “forward-looking statements” which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning or similar expressions. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results; expectations in connection with the impact of the ongoing COVID-19 pandemic and related government actions on our business, our industry and the capital markets; customer retention; loan and other product demand; expectations concerning acquisitions and divestitures; new products and services, including those offered by Meta Payment Systems, Refund Advantage, EPS Financial and Specialty Consumer Services divisions; credit quality; the level of net charge-offs and the adequacy of the allowance for loan and lease losses; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; expected growth opportunities may not be realized or may take longer to realize than expected; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the deployment and efficacy of the COVID-19 vaccines, or other unusual and infrequently occurring events; actual changes in interest rates and the Fed Funds rate; additional changes in tax laws; the strength of the United States' economy, in general, and the strength of the local economies in which the Company operates; changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve; inflation, market, and monetary fluctuations; the timely and efficient development of, and acceptance of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties, including, in connection with the Company’s refund advance business, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or usage of the Company’s strategic partners’ refund advance products; our relationship with, and any actions which may be initiated by, our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry; technological changes, including, but not limited to, the protection of our electronic systems and information; the impact of acquisitions and divestitures; litigation risk; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by MetaBank of its status as a well-capitalized institution, changes in consumer spending and saving habits; the impact of our participation as prepaid card issuer for the Economic Impact Payment (“EIP”) program and similar programs, losses from fraudulent or illegal activity, technological risks and developments and cyber threats, attacks or events; the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2020 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The forward-looking statements included herein speak only as of the date of this investor update. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason. Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

3 WE STRIVE TO INCREASE FINANCIAL AVAILABILITY, CHOICE, AND OPPORTUNITY THROUGH FINANCIAL EMPOWERMENT. We work to disrupt traditional banking norms by developing partnerships with fintechs, affinity groups, government agencies, and other banks to make a range of quality financial products and services available to the communities we serve nationally. Our national bank charter, coordination with regulators, and deep understanding of risk mitigation and compliance allows us to guide our partners and deliver the financial products and services that meet the needs of those who need them most. We believe in financial inclusion for all®. Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

Optimize Interest-Earning Assets Optimize Deposits Optimize Operating Efficiencies Efficiency ratio improved to 62.5% from 64.0% as of September 30, 2020. • Continuing to drive simplification and optimization of existing business platforms. • Investing in technology to help drive efficiencies and operating leverage. Reduced wholesale funding and borrowings by 77% from September 30, 2020. • Substantial deposit growth during fiscal year 2021 as a result of government stimulus programs and organic growth. • In partnership with Blackhawk, issued prepaid debit cards for the New York State Department of Labor’s Excluded Workers Fund. Focus on commercial finance business lines. • Grew commercial finance loans by $139 million, or 5%, from the linked- quarter. • Subsequent to the quarter-end sold $30 million and reached an agreement to sell approximately $161 million of community bank loans. These sales will wind down nearly all of the legacy community bank loan portfolio. FOURTH QUARTER BUSINESS HIGHLIGHTS & KEY STRATEGIC INITIATIVES 4Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

SUMMARY FINANCIAL RESULTS

FOURTH QUARTER ENDED SEPTEMBER 30, 2021

INCOME STATEMENT

($ in thousands, except per share data)	4Q20	3Q21	4Q21
Net interest income	64,513	68,475	70,667
Provision for credit losses	8,980	4,612	8,775
Total noninterest income	40,750	62,453	49,542
Total noninterest expense	80,283	81,523	93,614
Net income before taxes	16,000	44,793	17,820
Income tax expense	1,791	4,934	1,101
Net income before non-controlling interest	14,209	39,859	16,719
Net income attributable to non-controlling interest	1,051	1,159	816
Net income attributable to parent	**13,158**	**38,701**	**15,903**
Less: Allocation of earnings to participating securities[1]	309	729	297
Net income attributable to common shareholders[1]	12,849	37,972	15,606
Earnings per share, diluted	**$0.38**	**$1.21**	**$0.50**
Average diluted shares	33,783,659	31,338,947	31,299,555

[1] Amounts presented are used in the two-class earnings per common share calculation.

Revenue of $120.2 million, a 14% increase compared to $105.3 million for the same quarter in fiscal 2020.

- *Strong revenue growth compared to the prior year related to higher payments fee income, driven by increased activity related to stimulus programs and delayed timing of the tax season.*
- *Recognized a net unrealized gain of $4.1 million on a prior investment in MoneyLion Inc. after it completed its de-SPAC process and became publicly traded on September 22, 2021.*

Noninterest expense increased 17% to $93.6 million for the fiscal 2021 fourth quarter, from $80.3 million for the same quarter of last year

- *Increased as a result of one-time spend of $9 million dollars related to investments in technology and product stack. Furthermore, the Company recognized $1.3 million dollars of expense associated with the CEO transition.*
- *Earnings per share increased 32% year-over-year to $0.50 for 4Q21. Reported earnings of $4.38 per share for fiscal year 2021, an increase of 49% compared to fiscal year 2020.*

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

5

$- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 4Q20 3Q21 4Q21 Payments Tax Services Consumer Lending BaaS CAPABILITIES GENERATE INCREASING LOW-COST DEPOSITS AND REVENUE 6 Growth in BaaS revenue Average Payments Deposits* ($ in billions) 28% 33% 27% % of Total Revenue % of Payments Revenue ($ in millions) $5.82 $6.79 $5.89 4Q20 3Q21 4Q21 *Deposit growth includes stimulus-related deposits as a result of Economic Impact Payments (“EIP”) disbursed in 2020 and 2021. **Banking Services includes ATM, ACH/Faster Payments, Merchant Acquiring Growth in BaaS deposits Banking Services** Checking Prepaid 11% 10% 79% Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation 9% 11% 80% 10% 8% 82%

BALANCE SHEET HIGHLIGHTS

FOURTH QUARTER ENDED SEPTEMBER 30, 2021

BALANCE SHEET

($ in thousands)	4Q20	PERIOD ENDING 3Q21	4Q21
Cash and cash equivalents	427,367	720,243	314,019
Investments	1,360,712	1,981,852	1,921,568
Loans held for sale	183,577	87,905	56,194
Loans and leases (HFI)[1]	3,322,765	3,496,670	3,609,563
Allowance for credit losses	(56,188)	(91,208)	(68,281)
Other assets	853,841	856,350	857,587
Total assets	**6,092,074**	**7,051,812**	**6,690,650**
Total deposits	4,979,200	5,888,871	5,514,971
Total borrowings	98,224	93,634	92,834
Other liabilities	167,342	192,674	210,961
Total liabilities	**5,244,766**	**6,175,179**	**5,818,766**
Total stockholders' equity	847,308	876,633	871,884
Total liabilities and stockholders' equity	6,092,074	7,051,812	6,690,650
Loans (HFI) / Deposits	67 %	59 %	65 %
Net Interest Margin	3.77 %	3.75 %	4.35 %
Return on Average Assets	0.69 %	1.90 %	0.88 %
Return on Average Equity	6.21 %	18.07 %	7.18 %

The effects of government stimulus programs have had a significant impact on the Company's balance sheet. These programs include EIP, enhanced unemployment benefits that flow through to existing prepaid card programs, and Paycheck Protection Program ("PPP") loans.

[1]Includes $219.0 million, $143.3 million, and $96.0 million of PPP loans in 4Q20, 3Q21, and 4Q21, respectively.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

7

DIVERSIFIED EARNING ASSET PORTFOLIO

($ in thousands)	At the Quarter Ended SEP 30, 2020 4Q20	SEP 30, 2021 4Q21	Y/Y Δ
COMMERCIAL FINANCE	**2,307,984**	**2,725,495**	**18%**
Term lending	805,323	961,019	19%
Asset-based lending	182,419	300,225	65%
Factoring	281,173	363,670	29%
Lease financing	281,084	266,050	(5)%
Insurance premium finance	337,940	428,867	27%
SBA/USDA[1]	318,387	247,756	(22)%
Other commercial finance	101,658	157,908	55%
CONSUMER LENDING	**224,151**	**252,857**	**13%**
Consumer credit programs	89,809	129,251	44%
Other consumer lending	134,342	123,606	(8)%
TAX SERVICES	**3,066**	**10,405**	**239%**
WAREHOUSE FINANCE	**293,375**	**419,926**	**43%**
COMMUNITY BANKING	**485,564**	**199,132**	**(59)%**
TOTAL GROSS LOANS & LEASES HFI	**3,314,940**	**3,607,815**	**9%**
TOTAL GROSS LOANS & LEASES HFS	**183,577**	**56,194**	**(69)%**
CASH & INVESTMENTS	**1,716,594**	**2,176,694**	**27%**
TOTAL EARNING ASSETS	**5,215,111**	**5,840,703**	**12%**
RENTAL EQUIPMENT, NET	**205,964**	**213,116**	**3%**

Quarterly Average Earning Asset Mix

% in charts represent % of total interest earning assets



48%
11%
8%
0%
33%
4Q20
50%
5%
8%
1%
36%
3Q21
43%
4%
10%
1%
42%
4Q21
Commercial Finance
Target: >55%
Tax Services
Cash & Investments
Target: <20%
Consumer & Warehouse Finance
Target: <15%
Community Bank
Target: 0%

The effects of government stimulus programs in 2020 and 2021 have had a significant impact on the Company's cash balances.

[1]Includes balances of $219.0 million in PPP loans at September 30, 2020 and $96.0 million at September 30, 2021.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

8

OVERVIEW OF LOAN PORTFOLIO

($ in millions)

	Business Line	Balance Sheet Category	4Q20	3Q21	4Q21	MRQ Yield
Commercial Finance	**Commercial Finance**					
	Guaranteed portion of US govt SBA/USDA loans	SBA/USDA	54.9	71.9	61.9	
	Unguaranteed portion of US govt SBA/USDA loans	SBA/USDA	44.5	48.6	89.8	
	Paycheck protection program loans	SBA/USDA	219.0	143.3	96.0	
	Renewable energy debt financing[1] (term lending only)	Term lending	N/A	231.2	259.7	
	Other	Term lending	365.9	218.3	235.1	
		TOTAL	**684.3**	**713.2**	**742.6**	**5.42%**
	Equipment Finance					
	Large ticket	Lease Financing	240.6	247.0	232.5	
		Term lending	184.4	195.9	201.8	
	Small ticket	Lease Financing	32.1	27.6	24.4	
		Term lending	255.1	274.9	264.4	
	Other	Lease Financing	8.3	8.3	9.1	
		TOTAL	**720.5**	**753.7**	**732.3**	**7.40%**
	Working Capital					
		Asset-Based Lending	182.4	263.2	300.2	
		Factoring	281.2	320.6	363.7	
		TOTAL	**463.6**	**583.8**	**663.9**	**10.75%**
	Specialty Finance					
		Insurance Premium Finance	337.9	417.7	428.9	
		Other commercial finance	101.7	118.1	157.9	
		TOTAL	**439.6**	**535.8**	**586.8**	**5.21%**
Consumer Lending	Consumer credit programs	Consumer credit programs	89.8	105.4	129.3	
	Private student loans	Other consumer finance	115.4	101.4	96.7	
	Other consumer lending	Other consumer finance	18.9	20.9	26.9	
		TOTAL	**224.2**	**227.7**	**252.9**	**6.62%**
Tax Services	Refund advance loans	Tax Services	1.7	41.0	8.0	
	Tax preparer loans	Tax Services	1.3	0.3	2.4	
		TOTAL	**3.1**	**41.3**	**10.4**	**1.76%**
Corporate		Warehouse Finance	293.4	335.7	419.9	
		Community Banking	485.6	304.0	199.1	
		TOTAL	**778.9**	**639.7**	**619.1**	**6.55%**
	Total Lending Portfolio (HFI)		**3,314.1**	**3,495.2**	**3,607.8**	**6.93%**

[1]Total renewable energy debt financing outstanding was $413.0 million in 4Q21. Majority of balances in term lending balance sheet category.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

9

ASSET QUALITY

Nonperforming Assets ("NPAs")

($ in millions)


0.79%
0.73%
0.48%
0.64%
0.92%
$48.0
$53.2
$46.7
$45.1
$61.8
4Q20
1Q21
2Q21
3Q21
4Q21
Period Ended
NPAs
NPAs / Total Assets

Nonperforming Loans ("NPLs")

($ in millions)


0.97%
1.18%
1.17%
1.17%
1.52%
$34.0
$42.3
$43.5
$41.9
$55.9
4Q20
1Q21
2Q21
3Q21
4Q21
Period Ended
NPLs
NPLs / Total Loans

Adjusted Net Charge-Offs ("NCOs")[1]

Excludes Tax Services NCOs and Related Seasonal Average Loans

($ in millions)


0.63%
0.44%
0.44%
0.32%
0.77%
$5.5
$3.8
$3.8
$2.8
$7.0
4Q20
1Q21
2Q21
3Q21
4Q21
Period Ended
Adj. NCOs
Adj. NCOs / Adj. Average Loans

Tax Services NCOs and related seasonal average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the tax services business line.

KEY CREDIT METRICS

- Annualized adjusted net charge-offs[1]:
  - 0.77% of average loans in 4Q21
  - 0.50% of average loans over last 12 months
- Allowance for credit loss $68.3 million, or 1.89% of total loans and leases, a 72bps decrease from the linked-quarter.
- Changes in the NPAs at September 30, 2021, were driven in large part by a $10.2 million increase in NPAs the commercial finance portfolio primarily due to an administrative timing item.
- In October 2021, sold $30 million of legacy community banking loans and have agreements in place to sell approximately $161 million loans which included $14.9 million of NPLs and NPAs.

[1] Non-GAAP measures, see appendix for reconciliations.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

10

-10% 5% 20% 35% -100 +100 +200 +300 Parallel Shock Ramp 1 Fixed rate securities, loans and leases are shown for contractual periods. -2,000 0 2,000 4,000 Month 1-12 Month 13-36 Month 37-60 Month 61-180 V o lu m e ($ M M ) Period Variance Total Assets Total Liabilities INTEREST RATE RISK MANAGEMENT SEPTEMBER 30, 2021 11 4% 28% 11% 57% • Low-rate environment; focus is on reducing wholesale funding and deploying deposits into positive carry opportunities. • Interest rate risk shows asset sensitive balance sheet; net interest income modeled under an instantaneous, parallel rate shock and a gradual parallel ramp. • Management employs rigorous modeling techniques under a variety of yield curve shapes, twists and ramps. Fixed Rate > 1 Year 12-Month Interest Rate Sensitivity from Base Net Interest Income Earning Asset Pricing Attributes1 Asset/Liability Gap Analysis Fixed Rate < 1 Year Floating or Variable Federal Reserve Bank Deposits (Floating or Variable) Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

CAPITAL AND SOURCES OF LIQUIDITY

REGULATORY CAPITAL AS OF SEPTEMBER 30, 2021

At September 30, 2021[1]	Meta Financial Group, Inc.	MetaBank, N.A.
Tier 1 Leverage	7.67%	8.69%
Common Equity Tier 1	12.12%	14.11%
Tier 1 Capital	12.46%	14.13%
Total Capital	15.45%	15.38%

MetaBank remains well-capitalized. Tier 1 Leverage ratios impacted from government stimulus programs during fiscal 2020 and fiscal 2021. Capital levels have returned to a more normalized rate.

Granted temporary exemption from meeting certain capital leverage ratios by the OCC, related to participation in distributing Bank-issued EIP cards.

Primary & Secondary Liquidity Sources ($ in millions)	
Cash and Cash Equivalents	$265
Unpledged Investment Securities	$1,040
FHLB Borrowing Capacity	$725
Funds Available through Fed Discount Window	$230
PPP Loan Collateral	$95
Unsecured Lines of Credit	$1,215 - $1,510
EIP Deposit Balances Held at Other Banks	$1,573

Capital Ratio Trends

Tier 1 Leverage Ratio



6.58%
7.56%
7.39%
8.60%
4.75%
5.47%
6.85%
7.83%
7.67%
8.69%
5%
4Q20
1Q21
2Q21
3Q21
4Q21

Total Capital Ratio



15.30%
15.26%
14.14%
14.14%
14.65%
14.66%
16.18%
16.22%
15.45%
15.38%
10%
4Q20
1Q21
2Q21
3Q21
4Q21
Meta Financial Group, Inc.
MetaBank, N.A.
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action Provisions

[1] Regulatory capital reflects the Company's election of the five-year CECL transition for regulatory capital purposes. Amounts are preliminary pending completion and filing of the Company's regulatory reports.

[2] Non-GAAP measure, see appendix for reconciliations.

Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

12

APPENDIX 13Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

1 Tax Services NCOs and average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the Company's tax services business line. FINANCIAL MEASURE RECONCILIATIONS 14 For the last twelve months ended ($ in thousands) Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Noninterest Expense - GAAP 319,051 315,828 320,070 330,352 343,683 Net Interest Income 259,038 260,386 266,499 272,837 278,991 Noninterest Income 239,794 247,766 240,706 262,111 270,903 Total Revenue: GAAP 498,832 508,152 507,205 534,948 549,894 Efficiency Ratio, LTM 63.96% 62.15% 63.10% 61.75% 62.50% For the quarter ended ($ in thousands) Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Net Charge-offs 18,538 2,836 3,696 12,333 31,753 Less: Tax services net charge-offs 13,034 (956) (54) 9,488 24,798 Adjusted Net Charge-offs $5,504 $3,792 $3,750 $2,845 $6,955 Quarterly Average Loans and Leases 3,536,997 3,495,696 4,120,555 3,618,733 3,646,312 Less: Quarterly Average Tax Services Loans 16,650 25,104 714,789 91,804 31,174 Adjusted Quarterly Average Loans and Leases $3,520,347 $3,470,592 $3,405,766 $3,526,929 $3,609,138 Annualized NCOs/Average Loans and Leases 2.10% 0.32% 0.36% 1.36% 3.48% Adjusted Annualized NCOs/Adjusted Average Loans and Leases1 0.63% 0.44% 0.44% 0.32% 0.77% Efficiency Ratio Non-GAAP Reconciliation Adjusted Annualized NCOs and Adjusted Average Loans and Leases Meta Financial Group, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation